Exhibit 4.2

Execution Version

KODIAK SCIENCES INC.

INVESTORS’ RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 8, 2015, by and among KODIAK SCIENCES INC., a Delaware corporation (the “Company”), and each of the stockholders of the Company that has delivered a signature page hereto (the “Investors”).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, the Company and certain of the Investors (the “Purchasers”) are entering into a Series B Preferred Stock Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company will issue and sell to the Purchasers shares of the Company’s Series B Preferred Stock, and the Purchasers will purchase such shares of Series B Preferred Stock on the terms and subject to the conditions set forth in the Purchase Agreement;

WHEREAS, the Company’s and the Purchasers’ respective obligations under the Purchase Agreement are conditioned upon the execution of this Agreement as set forth herein; and

WHEREAS, in connection with the conversion of the Company from a limited liability company to a corporation, the Company desires to give the holders of the Company’s Series A Preferred Stock certain rights hereunder.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.	Definitions.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with such Person.

“Certificate” means the Company’s Certificate of Incorporation, as amended from time to time.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Conversion Securities” means (i) any Common Stock held by an Investor, (ii) any Common Stock issuable or issued upon conversion of the Preferred Stock now held or hereafter acquired by an Investor or as a dividend or other distribution with respect to, in exchange for, or in replacement of the Preferred Stock now held or hereafter acquired by an Investor, (iii) any Common Stock issuable or issued upon exercise of any warrants to purchase Common Stock (or exercise and conversion of warrants to purchase Preferred Stock) held by an Investor or as a distribution with respect to, in exchange for, or in replacement of any warrants to purchase Common Stock (or Preferred Stock) held by an Investor, and (iv) any Common Stock issued as a dividend or other distribution with respect to, in exchange for, or in replacement of any of the Common Stock that constitutes Conversion Securities pursuant to (i), (ii) and (iii) above.

“Form S-1,” “ Form S-3,” “Form S-4” and “Form S-8” mean such respective forms under the 1933 Act, as in effect on the date hereof or any successor registration forms to Form S-1, Form S-3, Form S-4 and Form S-8, respectively, under the 1933 Act subsequently adopted by the U.S. Securities and Exchange Commission (the “SEC”) that, with respect to Form S-3, Form S-4 and Form S-8, permit (with the exception of Form S-4, in the case of any offering registered thereon) incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“GAAP” means generally accepted accounting principles in the United States of America.

“Holder” means any Investor owning Registrable Securities (as defined below) or any assignee thereof in accordance with Section 2(m) hereof.

“Immediate Family” means, with respect to any natural person, each of such person’s spouse, father, mother, brothers, sisters, aunts, uncles, nieces and nephews and lineal descendants and ancestors.

“IPO” means the Company’s first sale of Common Stock in a public offering pursuant to a registration statement under the 1933 Act and in connection with which shares of Common Stock are admitted to trading on an internationally recognized stock market or quotation system.

“New Securities” means equity securities of the Company, whether now or hereafter authorized, or rights, options or warrants to purchase said equity securities, or securities of any type whatsoever that are, or may become, convertible into or exchangeable (directly or indirectly) into or exercisable for said equity securities.

“Person” means any individual or entity.

“Preferred Stock” means the Company’s preferred stock authorized, issued and outstanding from time to time.

“Qualified IPO” means the Company’s first sale of Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the 1933 Act at a per share public offering price (prior to underwriter commissions and expenses) of at least $10.00 (as adjusted for stock splits, combinations, dividends and the like) and that results in aggregate gross cash proceeds to the Company of an amount equal to or greater than $75,000,000 (before deduction of underwriting discounts, commissions and expenses).

“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means any Conversion Securities; excluding in all cases, (i) any shares previously sold pursuant to a registered public offering or pursuant to an exemption from the registration requirements of the 1933 Act under which the transferee does not receive “restricted securities,” (ii) any shares otherwise sold by a person in a transaction in which his, her or its rights under Section 2 are not assigned pursuant to Section 2(m), and (iii) any shares for which the registration rights have terminated pursuant to Section 2(o).

A “Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least 50% of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

2.	Registration Rights.

(a) Request for Registration.

(1) If the Company shall receive at any time following the earlier of December 31, 2020 or 180 days after the effective date of the IPO, a written request from one or more Holders holding at least 50% of the Registrable Securities (on an as-converted into Common Stock basis) (the Holders initiating such request, the “Initiating Holders”) that the Company effect the registration under the 1933 Act of Registrable Securities with an anticipated aggregate offering price of at least $30,000,000, then the Company shall:

(i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders,

(ii) subject to the limitations of this Section 2(a), use its commercially reasonable efforts to effect a registration under the 1933 Act of all of such Initiating Holders’ Registrable Securities as are specified in such request, together with all of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company as soon as practicable, and

(iii) file, as promptly as reasonably practicable following receipt of such request of the Initiating Holders in all other cases, a registration statement under the 1933 Act covering all the Registrable Securities that the Holders shall in writing request to be included in such registration and to use its commercially reasonable efforts to have such registration statement declared effective.

(2) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 2(a) and the Company shall include such information in the written notice referred to in Section 2(a)(i). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Company, Initiating Holders holding or having the right to receive at least a majority of the Registrable Securities that all Initiating Holders own or have the right to receive, and such Holder) to the extent provided herein. All parties proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2(d)(5)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Board of Directors of the Company (the “Board”) and reasonably acceptable to a majority in interest of the Holders. Notwithstanding any other provision of this Section 2(a), if, in the case of a registration requested pursuant to Section 2(a), the underwriter advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise the Company and all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated pro rata among all Holders thereof desiring to participate in such underwriting (proportionate to the number of Registrable Securities then held by each such Holder). No Registrable Securities requested by any Holder to be included in a registration pursuant to Section 2(a) shall be excluded from the underwriting unless all securities other than Registrable Securities are first excluded (including any securities to be offered by the Company). To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriter may round the number of shares allocated to any Holder to the nearest 100 shares.

(3) Notwithstanding the foregoing provisions of this Section 2(a), the Company shall not be obligated to effect, or take action to effect any registration pursuant to Section 2(a) after the Company has already effected two registrations initiated by the Holders pursuant to Section 2(a); provided, however, that no registration of Registrable Securities that shall not have become and remained effective in accordance with Section 2(d) shall be deemed to be a registration for any purpose of this Section 2(a) unless such registration was withdrawn at the request of the Holders except under the circumstances described in the last clause of the first sentence of Section 2(f).

(4) Notwithstanding the foregoing provisions of this Section 2(a), in the event that the Company is requested to file any registration statement pursuant to this Section 2(a), the Company shall not be obligated to effect the filing of such registration statement:

(i) during the 90-day period following the effective date of any other registration statement on Form S-1 or S-3 pertaining to an underwritten public offering of securities for the account of the Company or any Holder; or

(ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the 1933 Act; or

(iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2(c) below; or

(iv) if the Registrable Securities to be included in the registration statement could be sold without restriction of any manner under Rule 144 of the 1933 Act within a 90-day period and the Company is currently subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act; or

(v) if the Company shall furnish to the Holders requesting such registration statement a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board (as evidenced by a written resolution of the Board), it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed or to remain effective as long as such registration statement would otherwise be required to remain effective, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request for registration from the applicable Initiating Holders; provided, however, that the Company may not utilize the right set forth in this Section 2(a)(4)(v) more than once in any twelve-month period.

(b) Company Registration. If after the closing of the IPO the Company proposes (but without any obligation to do so) to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its capital stock or other equity securities (or securities convertible into equity securities) under the 1933 Act in connection with the public offering of such securities (other than a registration on Form S-8 relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a transaction described in Rule 145(a) of the 1933 Act, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered or a registration on Form S-4), the Company shall, at such time, promptly give each Holder of any Registrable Securities written notice of such registration. Upon the written request of any such Holder, given within ten (10) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 2(h) and the following sentence of this Section 2(b), use its commercially reasonable efforts to cause a registration statement covering all of the Registrable Securities that each such Holder has requested to be registered to become effective under the 1933 Act. The Company shall have the right, in its sole discretion, to terminate or withdraw, and shall otherwise be under no obligation to complete, any offering of its securities it proposes to make under this Section 2(b) and shall incur no liability to any Holder for its failure to do so, whether or not such Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be paid by the Company in accordance with Section 2(f).

(c) Form S-3 Registration.

(1) In case the Company shall receive from one or more Holders a written request or requests that the Company effect a registration on Form S-3 (or on any successor form to Form S-3 regardless of its designation) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(ii) use its commercially reasonable efforts to effect such registration as soon as practicable, and in any event, to file within ninety (90) days of the receipt of such request a registration statement under the 1933 Act on Form S-3 covering all of the Registrable Securities which such Holders have requested to be registered and to use its commercially reasonable efforts to have such registration statement become effective, and to effect such qualification or compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2(c) if: (1) Form S-3 (or any successor form to Form S-3 regardless of its designation) is not available for such offering by the Holders; (2) the aggregate gross proceeds (before deduction of underwriting discounts and commissions) of the Registrable Securities specified in such request is less than $10,000,000; (3) the Company shall furnish to the Holder or Holders requesting a registration statement pursuant to this Section 2(c) a certificate signed by the Company’s Chief Executive Officer stating that, in the good faith judgment of the Board (as evidenced by a written resolution of the Board), it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed, in which event the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the request of such Holder or Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12)-month period; (4) the Company shall have effected three registrations pursuant to this Section 2(c); or (5) with respect to any particular jurisdiction, the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required under the 1933 Act; or (6) during the period ending one hundred eighty (180) days after the effective date of a registration statement filed pursuant to Section 2(a).

(2) If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 2(c) and the Company shall include such information in the written notice referred to in Section 2(c)(1)(i). The provisions of Section 2(a)(2) shall be applicable to such request (with the substitution of Section 2(c) for references to Section 2(a)).

(d) Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably practicable:

(1) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of at least a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days or until such earlier time at which the distribution of securities contemplated by such registration statement has been completed (such 90-day or shorter period, the “Effectiveness Period”);

(2) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its commercially reasonable efforts to cause each such amendment and supplement to become effective, as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during the Effectiveness Period;

(3) furnish to the Holders, such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(4) use its commercially reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states and jurisdictions as shall be reasonably requested by the Holders, except that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or file a general consent to service of process in any such state or jurisdiction;

(5) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an underwriting agreement, including furnishing an opinion of counsel or entering into a lock-up agreement required pursuant to the provisions of Section 2(l);

(6) notify each Holder covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly file such amendments and supplements which may be required pursuant to Section 2(d)(2) on account of such event and use its commercially reasonable efforts to cause each such amendment and supplement to become effective;

(7) use its commercially reasonable efforts to have furnished, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, if such securities are being sold through underwriters, to such underwriters on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2: (i) an opinion or opinions, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a “comfort” letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any;

(8) apply for listing and use its commercially reasonable efforts to list the Registrable Securities being registered on any national securities exchange on which a class of the Company’s equity securities is then listed (or in the case of a registration pursuant to Section 2(a), such national securities exchange as is requested by the Initiating Holders and agreed to by the Company);

(9) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(10) after such registration statement becomes effective, notify each selling Holder in writing of any request by the SEC that the Company amend or supplement such registration statement or prospectus;

(11) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than on the effective date of such registration;

(12) notwithstanding any other provisions of this Agreement, from and after the time a registration statement filed under this Section 2 covering Registrable Securities is declared effective, the Company shall have the right to suspend the registration statement and the related prospectus in order to prevent premature disclosure of any material non-public information related to corporate developments by delivering notice of such suspension to the Holders, provided, however, that the Company may exercise the right to such suspension only once in any consecutive twelve (12) month period and for a period not to exceed ninety (90) days. From and after the date of a notice of suspension under this Section 2(d)(12), each Holder agrees not to use the registration statement or the related prospectus for resale of any Registrable Security until the earlier of (1) notice from the Company that such suspension has been lifted or (2) the ninetieth (90) day following the giving of the notice of suspension; and

(13) without in any way limiting the types of registrations to which this Section 2 shall apply, in the event that the Company shall effect a “shelf registration” on Form S-1 or Form S-3 under Rule 415 promulgated under the 1933 Act, the Company shall take all reasonable action, including, without limitation, the filing of post-effective amendments, to permit the Holders to include their Registrable Securities in such registration in accordance with the terms of this Section 2.

(e) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 in respect of the Registrable Securities of any selling Holder that such selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities and the intended method of disposition of such securities, as shall be reasonably requested by the Company in connection with registration of its Registrable Securities.

(f) Expenses of Demand Registration. All expenses other than underwriters’ or brokers’ discounts and commissions relating to Registrable Securities incurred in connection with each registration, filing or qualification pursuant to Section 2(a), including (without limitation) all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (up to a maximum amount of $50,000), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration begun pursuant to Section 2(a) if the registration request is subsequently withdrawn at any time at the request of the Holders of a majority of the Registrable Securities to be registered in such registration (in which case all participating Holders shall bear such expenses pro rata in accordance with the number of Registrable Securities that were to be registered thereunder by each such Holder), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2(a). All underwriters’ and brokers’ discounts and commissions relating to Registrable Securities included in any registration effected pursuant to Section 2(a) will be borne and paid ratably by the Holders of such Registrable Securities.

(g) Expenses of Company Registration and Form S-3 Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to any registration pursuant to Section 2(b) or Section 2(c) for each Holder including, without limitation, all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders (up to a maximum amount of $20,000). Underwriters’ and brokers’ discounts and commissions relating to Registrable Securities included in any registration effected pursuant to Section 2(b) or Section 2(c) will be borne and paid ratably by the Holders of such Registrable Securities on the basis of the number of Registrable Securities registered on their behalf.

(h) Underwriting Requirements in Company Registration. In connection with any offering involving an underwriting of securities being issued by the Company, the Company shall not be required under Section 2(b) to include any of the Holders’ securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity, if any, as the underwriters determine in their sole discretion, marketing factors allow. If the managing underwriter for the offering shall advise the Company in writing that the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that marketing factors allow, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter believes marketing factors allow (the securities so included to be reduced as follows: (a) all securities which stockholders other than the Company and the Holders seek to include in the offering shall first be excluded from the offering to the extent limitation on the number of shares included in the underwriting is required, and (b) if further limitation on the number of shares to be included in the underwriting is required, then the number of shares held by the Holders that may be included in the underwriting shall be reduced pro rata in accordance with the number of Registrable Securities held by each such Holder at the time of such offering, but in no event shall the amount of securities of the selling Holders included in the offering be reduced below 25% of the total amount of securities included in such offering, other than the Company’s IPO in which case the number of shares held by the Holders that may be included in the underwriting may be cut back to zero). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, a partnership, a limited liability company or a corporation, the affiliated venture capital funds, partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall collectively be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling Holder,” as defined in this sentence.

(i) Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(j) Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

(1) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, members, agents and employees of each Holder, legal counsel and accountants for each such holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter or other aforementioned person within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, any issuer information (as defined in Rule 433 of the 1933 Act) filed or required to be filed pursuant to Rule 433(d) under the 1933 Act, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made in the case of any prospectus, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state or federal securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state or federal securities law in connection with any matter relating to such registration statement. The Company will promptly reimburse each such Holder, officer, director, partner, member, agent, employee, legal counsel, accountants, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as incurred. The indemnity agreement contained in this Section 2(j)(1) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable to a Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon (i) a Violation that occurs in reliance upon and in conformity with written information furnished to the Company expressly for use in such registration by or on behalf of such Holder or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), an untrue statement or alleged untrue statement or omission or alleged omission that was contained in a preliminary prospectus and corrected in a final, amended or supplemented prospectus (including a free writing prospectus) delivered to such Holder or underwriter a reasonable period of time prior to the time of such sale, and such Holder or underwriter failed to deliver a copy of such final, amended or supplemented prospectus (including a free writing prospectus) at or prior to the time of sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case in which the delivery of such final, amended or supplemented prospectus (including a free writing prospectus) would have eliminated such loss, claim, damage or liability.

(2) Each Holder that includes any Registrable Securities in any registration statement will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any registration statement or prospectus and agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, each other selling Holder and each person, if any, who controls a selling Holder within the meaning of the 1933 Act against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, Holder or controlling person may become subject, under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in such registration, and each such

Holder will promptly reimburse any legal or other expenses reasonably and actually incurred by the Company or any such director, officer, Holder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action, as incurred; provided, however, that the liability of any Holder hereunder shall be limited to the proceeds from the offering received by such Holder (net of any underwriting discounts, commissions or other selling expenses); and provided, further, that the indemnity agreement contained in this Section 2(j)(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld, conditioned or delayed), nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall the Holder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final, amended or supplemented prospectus (including a free writing prospectus), and the Company or such underwriter failed to deliver a copy of such final, amended or supplemented prospectus (including a free writing prospectus) at or prior to the time of sale of the securities to the person asserting any such loss, claim, damage or liability and the delivery of such final, amended or supplemented prospectus (including a free writing prospectus) would have eliminated such loss, claim, damage or liability. The obligations of the Holders hereunder are several, not joint.

(3) Promptly after receipt by an indemnified party under this Section 2(j) of notice of the commencement of any action (including any governmental action) for which the party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2(j), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 2(j) to the extent, and only to the extent, of such prejudice.

(4) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any indemnified party exercising rights under this Agreement, or any controlling person of any such indemnified party, makes a claim for indemnification pursuant to this Section 2(j) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2(j) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such indemnifying party or any such controlling person in circumstances for which indemnification is provided under this Section 2(j), then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damages or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damages or expense, as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any other amounts paid by such Holder pursuant to this Section 2(j), shall exceed the aggregate net proceeds received by such Holder in the offering. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, in no event shall such Holder’s liability pursuant to this Section 2(j)(4), when combined with any amounts paid or payable by such Holder pursuant to Section 2(j)(2), exceed proceeds from the offering received by such Holder (net of any underwriting discounts, commissions or other selling expenses).

(5) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten offering, the obligations of the Company and the Holders under this Section 2(j) shall survive the sale, if any, of the Registrable Securities and the completion of any offering of Registrable Securities in a registration statement.

(k) Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act (“Rule 144”) and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to have the resale of the Registrable Securities registered pursuant to a registration statement on Form S-3, the Company shall use its commercially reasonable efforts to:

(i) make and keep adequate public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the registration statement for the IPO and for so long as the Company is subject to the periodic reporting requirements under Section 13 or Section 15(d) of the 1934 Act;

(ii) following the closing of the IPO, take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act or compliance with the reporting requirements of Section 15(D) of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

(iii) after the closing of the IPO, file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

(iv) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (1) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the closing of the IPO), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and

(3) such other documents as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

(l) Lock-up Agreement.

(1) If requested by the Company and/or any underwriters managing the IPO, each Investor agrees to not, and to enter into a lock-up agreement in the form proposed by the Company and/or the underwriters pursuant to which such Investor will not, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities of the Company convertible into or exercisable or exchangeable for Common Stock owned by the Investor as of the effective date of the IPO, except the Registrable Securities sold in the IPO, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, without the prior consent of the Company or the underwriter, provided that such lock-up time period shall not exceed 180 days from the effective date of the IPO or, if required by such underwriter, such longer period of time as is necessary to enable such underwriter to issue a research report or make a public appearance that relates to an earnings release or announcement by the Company within 18 days before or after the date that is 180 days after the effective date of the registration statement relating to such IPO, but in any event not to exceed 198 days following the effective date of the registration statement relating to such IPO; provided further that nothing in this Section 2(l) shall prohibit, and any lock-up agreement entered into hereunder shall permit, the transfer by a Holder to a member of such Holder’s Immediate Family or to an Affiliate of such Holder, so long as such transferee also agrees to enter into and be bound by a lock-up agreement substantially identical to the lock-up agreement required by this Section 2(l). Any such lock up shall not apply to any Common Stock or any other securities purchased by an Investor in the IPO or any time subsequent to the IPO. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each Investor (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period. Any underwriter, in connection with an underwritten offering pursuant to this Agreement, is an intended third-party beneficiary of this Section 2(l) and shall have the right, power and authority to enforce the provision hereof as though it were a party hereto.

(2) Each Investor agrees that a legend reading substantially as follows shall be placed on all certificates representing the securities of each Investor to be subject to such lock up (and the shares or securities of every other person subject to the restriction contained in this Section 2(l) until the expiration of the lock-up period):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD AFTER THE EFFECTIVE DATE OF CERTAIN OF THE ISSUER’S REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT, AS MAY BE AMENDED FROM TIME TO TIME, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, AS MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE ISSUER. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.”

(m) Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by any Holder to a “permitted transferee” pursuant to this Section 2(m) and by such transferee to a subsequent permitted transferee, but only if such rights are transferred with all related obligations hereunder. A “permitted transferee” means (a) (i) an Affiliate of such Holder or transferee, (ii) any member or members of such Holder’s Immediate Family or a trust for the benefit of any member or members of such Holder’s Immediate Family, if by gift or bequest or through inheritance to, or for the benefit of, such person, (iii) a trust in respect of which such Holder serves as trustee, provided, however, that the trust instrument governing such trust shall provide that such Holder, as trustee, shall retain sole and exclusive control over the voting and disposition of such rights until the termination of this Agreement, or (iv) a limited partnership or limited liability company, all partners or members of which are members of such Holder’s Immediate Family, or (b) any person in connection with the sale or other transfer of at least an aggregate of 300,000 shares of such Holder’s Registrable Securities (as adjusted for stock splits, combinations, stock dividends and recapitalizations). No transfer may be made pursuant to this Section 2(m) to a transferee reasonably determined in good faith by written resolution of the Board to be, directly or indirectly, a competitor of the Company. In addition, no transfer may be made pursuant to this Section 2(m), unless (A) the intended permitted transferee to whom rights under this Agreement are transferred shall have, as a condition to such transfer, previously delivered to the Company a written instrument by which such permitted transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such transferee were a

Holder under this Agreement, (B) within a reasonable amount of time prior to such transfer the Company shall have been furnished with written notice of such transferee’s name and address, and the securities with respect to which such registration rights are being assigned; and (C) following such transfer, the further disposition of such Registrable Securities by the permitted transferee is restricted under the 1933 Act.

(n) Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities (assuming for these purposes the conversion of the Registrable Securities into Common Stock), enter into any agreement with any holder or prospective holder of any securities of the Company relating to registration rights unless such agreement includes:

(a) to the extent such agreement would allow such holder or prospective holder to include such securities in any registration statement filed under Section 2(a), 2(b) or 2(c) hereof, a provision that such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders that would otherwise be included; and (b) a provision preventing such holder or prospective holder from making a demand for registration.

(o) Termination of Registration Rights.

(1) The registration obligations of the Company pursuant to this Section 2 shall terminate with respect to any Holder on the first date upon which all of the remaining Registrable Securities then held or issuable to such Holder (together with its Affiliates, partners, members and former partners and former members) could be sold under Rule 144 without restriction.

(2) All registration obligations of the Company pursuant to this Section 2 shall terminate as to all Holders three (3) years after the closing date of the Qualified IPO.

(3) All registration obligations of the Company pursuant to this Section 2 shall terminate as to all Holders immediately prior to (i) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or (ii) a Change of Control (as such term is defined in the Certificate).

3.	Information Rights; No Publicity; IPO Participation Right.

(a) Delivery of Financial Statements; Inspection Rights.

(1) The Company will furnish the following reports to each Investor holding at least 1,000,000 shares of the Company’s Preferred Stock (as adjusted for any share splits, combinations, dividends or the like with respect to such shares) (a “Major Investor”):

(i) as soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred eighty (180) days thereafter, a balance sheet of the Company as at the end of such fiscal year and statement of stockholders’ equity as of the end of such year, and statements of income and cash flows of the Company for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), which will be audited and certified by an independent public accounting firm selected by the Company unless otherwise determined by the Board; and

(ii) at least thirty (30) days after the beginning of each fiscal year, an annual budget and forecast for such fiscal year, prepared on a quarterly basis.

(2) The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor.

(3) The Company shall not be obligated under this Section 3 to provide any information that (i) it deems in good faith to be a trade secret or similar confidential information or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel, as advised by counsel.

(b) Termination of Information and Inspection Covenants. The covenants set forth in Section 3(a) shall terminate and be of no further force or effect immediately prior to the earliest to occur of (i) the closing of the Qualified IPO, (ii) the time when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, or

(iii) the consummation of a Change of Control (as such term is defined in the Certificate).

(c) Confidentiality. Each Investor agrees, severally and not jointly, that such Investor will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor its investment in the Company, any confidential information obtained from the Company pursuant to the terms of this Agreement or otherwise, and such Investor acknowledges that it will not, unless otherwise required by law or the rules of any national securities exchange, association or marketplace, disclose such information without the prior written consent of the Company except such information that (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 3(c) by an Investor), or (ii) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information.

(d) IPO Participation Right. Subject to compliance at the time with all applicable securities laws and regulations, the Company will use commercially reasonable efforts (which shall include multiple attempts, on multiple dates, with multiple representatives of the managing underwriter(s), including oral and written communications with the most senior underwriter employees working on the IPO) to cause the managing underwriter(s) of the IPO to provide Baker Bros., provided Baker Bros. is a Major Investor immediately prior to the IPO, on the same terms, including the price per share, and subject to the same conditions, as are applicable to all other purchasers in the IPO, the option to purchase a number of shares of Common Stock being issued in the IPO equal to up to twenty-five percent (25%) of the total number of shares of Common Stock offered for sale in the IPO (the “New IPO Shares”). Baker Bros. may elect to allocate such New IPO Shares among the funds which it advises in its sole discretion.

(e) No Publicity. The Company agrees that it will not, without the prior written consent of Baker Bros., use in advertising, publicity or marketing communications regarding the Company’s Series B Preferred Stock financing (whether oral or written) or other public communication or filing, the Baker Bros. name or, to the Company’s knowledge, the name of any partner or employee thereof, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, or contraction thereof owned by Baker Bros., except that the Company may make any such disclosure if, upon the advice of counsel, there is no alternative to such disclosure because it is required by applicable law or regulation, and Baker Bros. is notified of such obligation in advance and given reasonable opportunity to minimize such disclosure. Notwithstanding the foregoing, the Company may disclose the name of Baker Bros. in connection with the provision of any details regarding this Agreement or the Related Agreements (as defined in the Purchase Agreement) and the transactions contemplated hereby and thereby to any of its executive officers, directors, stockholders, accountants, counsel and financial advisors with a need to know such information, provided that such recipient is notified of the foregoing confidentiality obligations.

4.	Preemptive Rights.

(a) Content of Preemptive Right. Subject to the terms and conditions specified in this Section 4 and applicable securities laws, in the event the Company proposes to offer or sell any New Securities, the Company shall first make an offering of such New Securities to each Investor holding at least 100,000 shares of the Company’s Preferred Stock (as adjusted for any share splits, combinations, dividends or the like with respect to such shares) (a “ROFR Investor”) in accordance with the provisions of this Section 4.

(b) Offer Notice. The Company shall deliver a notice, in accordance with the provisions of Section 5(a) hereof, (the “Offer Notice”) to each of the ROFR Investors stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms upon which it proposes to offer such New Securities.

(c) Exercise of Preemptive Right. By written notification received by the Company within ten (10) days after receipt of the Offer Notice, each of the ROFR Investors may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the number of shares of Common Stock issuable or issued upon conversion of Preferred Stock (and any other securities convertible into, or otherwise exercisable or exchangeable for, shares of Common Stock) then held by such ROFR Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all outstanding convertible and/or exercisable securities including outstanding options and warrants and including the ungranted option pool provided for in any equity plan established by the Company and approved by the Board) and held by all securityholders of the Company.

(d) Undersubscription. If all New Securities referred to in the Offer Notice are not elected to be fully purchased or obtained as provided in Section 4(c), the Company may, during the one hundred fifty (150) day period following the expiration of the period provided in Section 4(c), offer, sell or agree to sell the remaining unsubscribed portion of such New

Securities (collectively, the “Refused Securities”) to any person or persons at a price not less than, and upon terms not materially more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within sixty (60) days after the end of such one hundred fifty (150) day period, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investors in accordance with this Section 4.

(e) Exempt Issuance. The preemptive right in this Section 4 shall not be applicable to the issuance or sale of: (i) any shares issued pursuant to the Purchase Agreement; (ii) any Excluded Stock, as such term is defined in the Certificate, including any options or rights to subscribe for or purchase Excluded Stock or securities by their terms convertible into or exchangeable for Excluded Stock or options to purchase or rights to subscribe for or purchase such convertible or exchangeable securities for Excluded Stock; (iii) any securities that, with approval of the Board, are not offered to any existing stockholder of the Company; (iv) shares as to which the application of this Section 4 is waived by (x) Holders holding a majority of the outstanding Registrable Securities or (y) the Board. In addition to the foregoing, the preemptive right in this Section 4 shall not be applicable with respect to any ROFR Investor in any offering of New Securities if (A) at the time of such offering, the Investor is not an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and (B) such offering of the New Securities is otherwise being offered only to accredited investors and/or Persons other than U.S. Persons (as defined in Rule 902 under the Securities Act).

(f) Assignability. The preemptive right set forth in this Section 4 may not be assigned or transferred except that such right is assignable by each ROFR Investor to any Affiliate of such ROFR Investor.

(g) Termination. The preemptive right set forth in this Section 4 shall terminate upon the earlier of: (i) immediately prior to the consummation of the Qualified IPO, or (ii) immediately prior to the consummation of a Change of Control (as such term is defined in the Certificate). The preemptive right set forth in this Section 4 shall terminate with respect to any ROFR Investor who fails to purchase, in any transaction subject to this Section 4, all of such ROFR Investor’s pro rata amount of the New Securities allocated (or, if less than such ROFR Investor’s pro rata amount is offered by the Company, such lesser amount so offered) to such ROFR Investor pursuant to this Section 4. Following any such termination, such ROFR Investor shall no longer be deemed a “ROFR Investor” for any purpose of this Section 4.

5.	Miscellaneous.

(a) Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement will be in writing and will be deemed delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service, by e-mail or by facsimile) to the address, e-mail address or facsimile telephone number set forth beneath the name of such party below (or to such other address, e-mail address or facsimile telephone number as such party will have specified in a written notice given to the other parties hereto):

(i)	if to the Company:

Kodiak Sciences Inc.

2631 Hanover Street

Palo Alto, California 94304

Attention: Victor Perlroth

E-mail: vperlroth@kodiaksciences.com

with a copy (which shall not constitute notice) to:

Jones Day

1755 Embarcadero Road

Palo Alto, California 94303

Attention: David B. SIkes

Facsimile: (650) 739-3900

(ii)	if to an Investor:

To the address, e-mail address or facsimile telephone number of such Investor indicated on such Investor’s signature page.

(b) Entire Agreement. This Agreement (including the exhibits hereto) and the documents mentioned herein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede any and all prior understandings and agreements, whether written or oral, with respect to such subject matter.

(c) Amendments, Waivers and Consents. Any term of this Agreement (other than Section 3 and Section 4) may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the shares of Common Stock and Preferred Stock, voting together as a single class, with the Preferred Stock voting on an as-converted into Common Stock basis. The provisions of Section 3 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) in a manner that materially decreases the rights of Major Investors hereunder only with the written consent of the Company and the Major Investors holding a majority of the Registrable Securities that are held by all of the Major Investors. The provisions of Section 4 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only as set forth in Section 4 or with the written consent of the Company and the ROFR Investors holding a majority of the Registrable Securities that are held by all of the ROFR Investors. Any amendment, termination or waiver effected in accordance with this Section 5(c) shall be binding on all parties hereto (including future Investors), even if they do not execute such consent. No consent shall be necessary to add additional Persons as signatories to this Agreement, provided that such Persons shall hold or have acquired shares of the Company’s capital stock.

(d) Binding Effect; Assignment. This Agreement and any amendment or waiver affected in accordance with Section 5(c) shall be binding upon and inure to the benefit of the personal representatives, successors and permitted assigns of the respective parties hereto. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of holders of at least a majority of the Registrable Securities held by Investors. Except with respect to the indemnified persons contemplated by Section 2(j) who are intended third party beneficiaries of this Agreement and except as otherwise expressly provided for herein, nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(e) Titles and Subtitles. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “Sections” and “Exhibits” will mean “Sections” and “Exhibits” to this Agreement.

(f) Governing Law; Dispute Resolution. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and performed entirely within Delaware, without giving effect to conflict of law principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the county where the Company’s principal office is located.

(g) Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto shall use their commercially reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(h) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

(i) Specific Performance. The Company recognizes that the rights of the Holders under this Agreement are unique, and, accordingly, the Holders shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of the Holders which may exist apart from this Agreement.

(j) Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

COMPANY: KODIAK SCIENCES INC.

By:	/s/ Victor Perlroth
Name:	Victor Perlroth
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

667, L.P.

By:	BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

	By:	/s/ Scott L. Lessing
	Name:	Scott L. Lessing
	Title:	President

Contact information for notices hereunder:

IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

BAKER BROTHERS LIFE SCIENCES, L.P.

By:	BAKER BROS. ADVISORS LP, management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

	By:	/s/ Scott L. Lessing
	Name:	Scott L. Lessing

	Title:	President

Contact information for notices hereunder:

IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Matt Altman
Print Investor’s Name	Name of the Entity

/s/ Matt Altman
Investor’s Signature	Signature

Print Name

Title

Contact information for notices hereunder:

Address:

Attn:
Fax:
Email:

IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Asia Intelligence Holdings Limited
Print Investor’s Name	Name of the Entity

/s/ Rong Lu
Investor’s Signature	Signature

Rong Lu
Print Name

Director
Title

Contact information for notices hereunder:

Address:

Attn:
Fax:
Email:

IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

John Bedbrook	Bedbrook Survivors Trust
Print Investor’s Name	Name of the Entity

/s/ John Bedbrook	/s/ John Bedbrook
Investor’s Signature	Signature

John Bedbrook
Print Name

Title

Contact information for notices hereunder:

Address:

Attn:
Fax:
Email:

IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Derek Berry
Print Investor’s Name	Name of the Entity

/s/ Derek Berry
Investor’s Signature	Signature

Print Name

Title

Contact information for notices hereunder:

Address:

Attn:
Fax:
Email:

IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Jack Cabala
Print Investor’s Name	Name of the Entity

/s/ Jack Cabala
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

John K. Cabala
Print Investor’s Name	Name of the Entity

/s/ John K. Cabala
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Stephen A. Charles
Print Investor’s Name	Name of the Entity

/s/ Stephen A. Charles
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

David Collet
Print Investor’s Name	Name of the Entity

/s/ David Collet
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Michelle Hocking De Geest
Print Investor’s Name	Name of the Entity

/s/ Michelle Hocking De Geest
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Francois Guy Drouin Revocable Trust Dated Feb 25, 2010
Print Investor’s Name	Name of the Entity

/s/ Francois Drouin, Trustee
Investor’s Signature	Signature

Francois Drouin, Trustee
Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Jean P Drovin Revocable Trust
Print Investor’s Name	Name of the Entity

/s/ Jean Drovin
Investor’s Signature	Signature

Jean Drovin
Print Name

Trustee
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Karl Englest
Print Investor’s Name	Name of the Entity

/s/ Karl Englest
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

ERNEST J. GALLO 1993 PERSONAL TRUST
Print Investor’s Name	Name of the Entity

/s/ ERNEST J. GALLO
Investor’s Signature	Signature

ERNEST J. GALLO
Print Name

TRUSTEE
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Michael A Fournel
Print Investor’s Name	Name of the Entity

/s/ Michael A Fournel
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

GC&H Investments, LLC
Print Investor’s Name	Name of the Entity

/s/ Jim Kindler
Investor’s Signature	Signature

Jim Kindler
Print Name

Manager
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Goodman Barinaga Charitable Trust dated 9/18/07
Print Investor’s Name	Name of the Entity

/s/ Corey Goodman
Investor’s Signature	Signature

Corey Goodman
Print Name

Managing Partner - Trustee
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Alan Grayce
Print Investor’s Name	Name of the Entity

/s/ Alan Grayce
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Nahum Guzik
Print Investor’s Name	Name of the Entity

/s/ Nahum Guzik
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Ketchum Capital, LLC
Print Investor’s Name	Name of the Entity

/s/ Karl Englert
Investor’s Signature	Signature

Karl Englert
Print Name

Manager
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Bruce Keyt
Print Investor’s Name	Name of the Entity

/s/ Bruce Keyt
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Michael Kiparsky
Print Investor’s Name	Name of the Entity

/s/ Michael Kiparsky
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

[ILLEGIBLE]
Print Investor’s Name	Name of the Entity

[ILLEGIBLE]
Investor’s Signature	Signature

Print Name

Title

Contact information for notices hereunder:

Address:

Attn:
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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

James Montazee
Print Investor’s Name	Name of the Entity

/s/ James Montazee
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

DUSTIN A. MOSKOVITZ TTEE DUSTIN A. MOSKOVITZ TRUST DTD 12/27/05

By:	/s/ Jed Clark
	Name:	Jed Clark
	Title:	Authorized Signatory

Contact information for notices hereunder:

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

The O’Brien Family Trust
Print Investor’s Name	Name of the Entity

/s/ Eric O’Brien
Investor’s Signature	Signature

Eric O’Brien
Print Name

Trustee
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title.

John S Osterweis, trustee for the Osterweis Receivable Trust dated 4/13/18
Print Investor’s Name	Name of the Entity

/s/ John S Osterweis
Investor’s Signature	Signature

John S Osterweis
Print Name

Trustee
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

PAUL AND MORCIA COOK LIVING TRUST
Print Investor’s Name	Name of the Entity DATED 4-21-92

/s/ PAUL M. COOK
Investor’s Signature	Signature

PAUL M. COOK, TRUSTEE
Print Name

TRUSTEE
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Paul L Beckman
Print Investor’s Name	Name of the Entity

/s/ Paul L Beckman	/s/ Paul L Beckman/ Linda S Beckman
Investor’s Signature	Signature

Paul L Beckman/ Linda S Beckman
Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

D. Victor Perlroth
Print Investor’s Name	Name of the Entity

/s/ D. Victor Perlroth
Investor’s Signature	Signature

Print Name

Title

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Attn:
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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

MLPF&S FBO Daniel Victor Perlroth
Print Investor’s Name	Name of the Entity

/s/ Victor Perlroth
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Mark G. Perlroth
Print Investor’s Name	Name of the Entity

/s/ Mark G. Perlroth
Investor’s Signature	Signature

Print Name

Title

Contact information for notices hereunder:

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Attn:
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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Frank Perlroth
Print Investor’s Name	Name of the Entity

/s/ Frank Perlroth
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

Sarah Nicole Perlroth

By:	/s/ Sarah Nicole Perlroth
	Name:	Sarah Nicole Perlroth
	Title:	n/a

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Andrew Raab
Print Investor’s Name	Name of the Entity

/s/ Andrew Raab
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Erik D. Ragatz	Ragatz Revocable Trust Dated 1/9/06
Print Investor’s Name	Name of the Entity

/s/ Erik D. Ragatz
Investor’s Signature	Signature

Erik D. Ragatz
Print Name

TRUSTEE
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Robert L. Morse Jr. and Susan Cleary Morse Trust
Print Investor’s Name	Name of the Entity

/s/ Robert L. Morse Jr.
Investor’s Signature	Signature

Robert L. Morse Jr.
Print Name

Trustee
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Scott Robertson
Print Investor’s Name	Name of the Entity

/s/ Scott Robertson
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Robert E. Sarafan
Print Investor’s Name	Name of the Entity

/s/ Robert E. Sarafan
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Thomas A.
Print Investor’s Name	Name of the Entity

/s/ Thomas A.
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Marc Saiontz
Print Investor’s Name	Name of the Entity

/s/ Marc Saiontz
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Steven Sanislo
Print Investor’s Name	Name of the Entity

/s/ Steven Sanislo
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

John Schroer
Print Investor’s Name	Name of the Entity

/s/ John Schroer
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

R. Randolph Scott
Print Investor’s Name	Name of the Entity

/s/ R. Randolph Scott
Investor’s Signature	Signature

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Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Gregory A. Sissel
Print Investor’s Name	Name of the Entity

/s/ Gregory A. Sissel
Investor’s Signature	Signature

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Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Smith Family Trust
Print Investor’s Name	Name of the Entity

/s/ Fred Smith
Investor’s Signature	Signature

Fred Smith
Print Name

Trustee
Title

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Attn:
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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

David Stack
Print Investor’s Name	Name of the Entity

/s/ David Stack
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Stanford-StartX LLC
Print Investor’s Name	Name of the Entity

/s/ Sabrina Liang
Investor’s Signature	Signature

Sabrina Liang
Print Name

Director, School & Department Funds
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Steep Rock Capital LTD
Print Investor’s Name	Name of the Entity

/s/ Paul Swigart
Investor’s Signature	Signature

Paul Swigart
Print Name

Director
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written:

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Andrew Stephens	The Stephens Family Trust dated June 13, 2006
Print Investor’s Name	Name of the Entity

/s/ Andrew Stephens	/s/ Andrew Stephens
Investor’s Signature	Signature

Andrew Stephens
Print Name

Trustee
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

The Cheng Family Trust
Print Investor’s Name	Name of the Entity

/s/ Wallace Cheng
Investor’s Signature	Signature

Wallace Cheng and Gretchen Cheng, As Trustees of the Cheng Family Trust dated March 7, 2013
Print Name

Trustee
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:
Franklin H. Top, Jr. Revocable Inter Vivos Trust, dated 12/3/1991
Print Investor’s Name	Name of the Entity

/s/ Franklin H. Top, Jr.
Investor’s Signature	Signature

Franklin H. Top, Jr.
Print Name

Trustee
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:
Lois E. Top Revocable Inter Vivos Trust, dated December 3, 1991
Print Investor’s Name	Name of the Entity

/s/ Lois E. Top
Investor’s Signature	Signature

Lois E. Top
Print Name

Trustee
Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Walt Ordemann
Print Investor’s Name	Name of the Entity

/s/ Walt Ordemann
Investor’s Signature	Signature

Print Name

Title

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

INVESTOR:

If you are an individual, please print your name and sign below:	If you are signing on behalf of an entity, print the name of the entity and sign below, indicating your title:

Trevor Watt
Print Investor’s Name	Name of the Entity

/s/ Trevor Watt
Investor’s Signature	Signature

Print Name

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IN WITNESS WHEREOF, the Company and the Investors have executed this INVESTORS’ RIGHTS AGREEMENT as of the day and year first above written.

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Steven Winch
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/s/ Steven Winch
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Peter Van Vlasselaer
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Grant Yonehiro
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Fan Zhang
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Tony Zheng
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Masaya LLC
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Macro Biotech LLC
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Carlos Gonzalez
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SEM Biopharm, LLC
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/s/ Rafael Urquia II
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Rafael Urquia II
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Ron Glickman
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KODIAK SCIENCES INC.

AMENDMENT NO. 1 TO

INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Investors’ Rights Agreement, dated as of September 8, 2015 (the “Rights Agreement”), by and among Kodiak Sciences Inc., a Delaware corporation (the “Company”), and each of the stockholders of the Company that has delivered a signature page to the Rights Agreement (the “Investors”), is made and entered into effective as of February 22, 2018 by and among the Company and the Investors. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Rights Agreement.

RECITALS

WHEREAS, pursuant to Section 5(c) of the Rights Agreement, any provision thereof (other than Sections 3 and 4) may be amended or waived with the written consent of the Company and the holders of a majority in interest of the shares of the Company’s Common Stock and Preferred Stock (on an as-converted basis); and

WHEREAS, the undersigned desire to amend and grant certain waivers under the Rights Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants, terms and conditions set forth herein, the undersigned hereby agree as follows:

AGREEMENT

1. Amendment of Section 1. The definition of “Conversion Securities” in Section 1 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

“Conversion Securities” means (i) any Common Stock held by an Investor; (ii) any Common Stock issuable or issued upon conversion of the Preferred Stock now held or hereafter acquired by an Investor or as a dividend or other distribution with respect to, in exchange for, or in replacement of the Preferred Stock now held or hereafter acquired by an Investor; (iii) any Common Stock issuable or issued upon exercise of any warrants to purchase Common Stock (or exercise and conversion of warrants to purchase Preferred Stock) held by an Investor or as a distribution with respect to, in exchange for, or replacement of any warrants to purchase Common Stock (or Preferred Stock) held by an Investor; (iv) any Common Stock issuable upon conversion of any Notes (as defined in that certain Convertible Note Purchase Agreement, dated as of February 2, 2018, among the Company, the Purchasers from time to time party thereto and, solely with respect to Section 2.3 thereof, Baker Bros. Advisors L.P. (the “Note Purchase Agreement”)) pursuant to Sections 5.1 or 5.2 of the Note Purchase Agreement and any Other Financing Securities (or Common Stock issuable upon the conversion thereof) issuable pursuant to Section 5.4 of the Note Purchase Agreement; and (v) any Common Stock issued as a dividend or other distribution with respect to, in exchange for, or in replacement of any of the Common Stock that constitutes Conversion Securities pursuant to (i), (ii), (iii) and (iv) above.

2. Waiver of Section 2(n). The undersigned hereby waive, on behalf of themselves and all Investors, the application of Section 2(n) of the Rights Agreement with respect to the entry by the Company into any registration rights agreement pursuant to Section 8.3 of the Note Purchase Agreement.

3. Additional Rights Agreement Parties. Notwithstanding anything to the contrary in the Rights Agreement, the undersigned hereby consent to the joinder of any holder of Notes to the Rights Agreement upon such holder’s delivery of a counterpart signature page thereto.

4. Effect. Except as expressly set forth herein, all other provisions of the Rights Agreement shall remain in full force and effect. This Amendment shall be deemed incorporated into and made a part of the Rights Agreement.

5. Governing Law. This Amendment shall be governed in all respects by the internal laws of the State of Delaware, without regard to conflicts of law provisions of the State of Delaware or any other state.

6. Entire Agreement. This Amendment, the Rights Agreement, and to the extent applicable, the Note Purchase Agreement, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. No party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.

7. Severability. If any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment, and such court will replace such illegal, void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amendment shall remain enforceable in accordance with its terms.

8. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile or PDF will be accepted and considered duly executed.

(signature page follows)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

KODIAK SCIENCES INC.

By:	/s/ John Borgeson
John Borgeson
Chief Financial Officer

(Signature Page to Amendment No. 1 to Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

STOCKHOLDER:

667, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott L. Lessing
Scott L. Lessing
President

BAKER BROTHERS LIFE SCIENCES, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott L. Lessing
Scott L. Lessing
President

(Signature Page to Amendment No. 1 to Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

STOCKHOLDER:

Victor Perlroth, M.D.
Shareholder

/s/ Victor Perlroth
Signature

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(Signature Page to Amendment No. 1 to Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

STOCKHOLDER:

Sigma Emerging Markets Ltd.

/s/ Rafael Urquia
Signature

Rafael Urquia II, Secretary

(Signature Page to Amendment No. 1 to Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

STOCKHOLDER:

Dustin A. Moskovitz Trust DTD 12/27/05

/s/ Jed Clark
Signature

Jed Clark; Authorized Signatory
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(Signature Page to Amendment No. 1 to Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

STOCKHOLDER:

Macro Continental, Inc.

/s/ Carlos A. Gonzalez May
Signature

Carlos A. Gonzalez May; Director
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(Signature Page to Amendment No. 1 to Investors’ Rights Agreement)